[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]


                                  July 10, 1998

The Victory Portfolios
3435 Stelzer Road
Columbus, Ohio  43219

      Re:  The Victory Portfolios
           File No. 33-8982
           Post-Effective Amendment
           to Registration Statement on Form N-1A
           --------------------------------------

Dear Gentlemen:


           We hereby consent to the reference of our firm as counsel in Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A.


                                          Very truly yours,



                                          /s/Kramer, Levin, Naftalis & Frankel